Exhibit 32.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Global Payment Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andre Soussa, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2008

                                     /s/ Andre Soussa
                                     -------------------------------------------
                                     Andre Soussa
                                     Chief Executive Officer (Principal
                                     Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Global Payment Technologies, Inc.and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





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